Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of DMC Global Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Kuta, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 22, 2021

/s/ Michael Kuta
Michael Kuta
Chief Financial Officer of DMC Global Inc.

A signed original of this written statement required by Section 906 has been provided to DMC Global Inc. and will be retained by DMC Global Inc. and furnished to the Securities and Exchange Commission or its staff upon request.